UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 11, 2011

AllianceBernstein Holding l.p.
(Exact name of registrant as specified in its charter)

Delaware	001-09818	13-3434400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

AllianceBernstein Holding L.P. (“AllianceBernstein Holding”) is furnishing a news release (“AUM Release”) issued on April 11, 2011, in which it announced AllianceBernstein L.P.’s preliminary assets under management as of March 31, 2011. The AUM Release is attached hereto as Exhibit 99.01.

AllianceBernstein Holding is also furnishing a news release (“1Q11 Call Release”) issued on April 12, 2011, in which it announced conference call information relating to its announcement of financial and operating results for the first quarter of 2011.  The 1Q11 Call Release is attached hereto as Exhibit 99.02.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.01	AUM Release.

99.02	1Q11 Call Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AllianceBernstein Holding l.p.

Dated: April 12, 2011	By:	/s/ Edward J. Farrell
Edward J. Farrell
Controller and
Interim Chief Financial Officer